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                             JOINT FILING AGREEMENT

         In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons or entities named below agree to the joint filing on behalf of each of them of this Schedule 13D with respect to the common stock of the Company and further agree that this Joint Filing Agreement be included as an exhibit to this Schedule 13D. In evidence thereof, the undersigned hereby execute this Joint Filing Agreement as of the 25th day of July, 1997.


                                             /s/ Elliot J. Smith
                                             ___________________________________
                                             Elliot J. Smith


                                             DELAWARE CHARTER GUARANTEE
                                              & TRUST CO.
                                             c/f Elliot J. Smith SDRP
                                             Money Purchase Pension Plan


                                                 /s/ Judith Bullard
                                             By: _______________________________
                                                Name: Judith Bullard
                                                Title: Assistant Manager/
                                                        Trust Officer


                                             DELAWARE CHARTER GUARANTEE
                                              & TRUST CO.
                                             c/f Elliot J. Smith
                                             IRA/Rollover


                                                 /s/ Judith Bullard
                                             By: _______________________________
                                                Name: Judith Bullard
                                                Title: Assistant Manager/
                                                        Trust Officer

                                             PRAEFERO PARTNERS


                                                 /s/ Elliot J. Smith
                                             By: _______________________________
                                                Name:  Elliot J. Smith
                                                Title: General Partner

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